UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2010

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588
(Address of principal executive offices)

(Registrant’s telephone number, including area code):  (925) 560-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement

On June 30, 2010, Simpson Manufacturing Co., Inc. (the “Company”) and its subsidiary, Simpson Dura-Vent Company, Inc. (“Simpson Dura-Vent”), announced in a press release that they have entered into a definitive agreement with M&G Holding B.V. (“M&G”) and a newly formed, wholly owned, indirect subsidiary of M&G, to sell substantially all of the assets of Simpson Dura-Vent to the M&G subsidiary. The release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by this reference.

Item 2.06        Material Impairments

In connection with the transaction referenced in Item 1.01 above, the Company estimates that Simpson Dura-Vent will record an impairment charge within a range of $25 million to $30 million. The Company’s release announcing the impairment, including the facts and circumstances leading to it, is filed as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01        Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release dated June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc. (Registrant)

DATE: June 30, 2010	By:	/s/ KAREN COLONIAS
Karen Colonias
Chief Financial Officer